As filed with the Securities and Exchange Commission on June 09, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22404

Investment Company Act file number

SCS Hedged Opportunities Fund, LLC

(Exact name of registrant as specified in charter)

One Winthrop Square

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Peter H. Mattoon

c/o SCS Capital Management, LLC

One Winthrop Square

Boston, Massachusetts 02110

(Name and address of agent for service)

(617) 204-6400

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

SCS HEDGED OPPORTUNITIES FUND, LLC

Annual Report

March 31, 2016

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

SCS Hedged Opportunities Fund, LLC

Affirmation of the Commodity Pool Operator

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended March 31, 2016 is accurate and complete.

Joseph McCuine, COO

For SCS Capital Management, LLC, Investment Manager

For SCS Hedged Opportunities Fund, LLC

Commodity Pool Operator:

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

(617) 204-6400

Commodity Pool:

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Fund, LLC

Shareholder Letter

Dear Investors,

SCS Hedged Opportunities Fund, LLC (the “Fund”) returned -6.44% net of all fees and expenses for the 12 months ended March 31, 2016, versus -5.67% for the HFRI Fund of Funds Composite Index in the same time.

Market Overview

Investors faced a dramatically shifting landscape over the past year due to plunging oil prices, a credit correction, uncertainty about China’s growth and diverging monetary policy. The market started 2016 in a historic correction but abruptly changed course in the final weeks of the period as equities and other risk assets experienced a sharp V-shaped recovery. The turnaround, which was fueled by oil’s rebound, improving economic data and dovish statements from the Federal Reserve, created violent swings for asset prices and unique market conditions, discussed below. Global equities and high yield ended the period down -4.34% and -3.70%, respectively, while energy — a big influence on equities and credit — lost more than 18%. Active managers experienced challenges navigating an environment altered by changing investor sentiment, extraordinary monetary policy and other unique drivers. However, conditions have continued to stabilize and strengthen, and we see a constructive investment backdrop with plentiful opportunities across the Fund’s strategies. While the landscape has been challenging, we note that the Fund has experienced only one-quarter of the volatility of global equities and similar volatility to US bonds since inception. The Fund also has had a much lower maximum drawdown, defined as the maximum investment loss from peak to trough, in the same time.

Annualized Volatility		Maximum Drawdown
SCS Hedged Opportunities Fund, LLC	3.29%	SCS Hedged Opportunities Fund, LLC	-7.11%
MSCI ACWI Index	13.85%	MSCI ACWI Index	-20.47%
Barclays US Aggregate Bond Index	2.69%	Barclays US Aggregate Bond Index	-3.66%

Since inception 9/1/10 through 3/31/16.

Performance Review

SCS Hedged Opportunities Master Fund, LLC was not immune to the forces that whipsawed markets during the reporting period. However, three of five strategies representing more than half of the Fund’s adjusted net asset value (NAV)(1) outperformed their respective benchmarks during that time. Credit strategies (-1.54%), representing 32.02% of NAV, outpaced the benchmark by more than 800 bps(2) due to our focus on structured credit and distressed opportunities. Within credit we look for securities with embedded margins of safety from factors including strong cash flows, high asset coverage and conservative investment assumptions. In addition, our equity long/short book (+0.65%), representing 13.78% of NAV, outperformed its benchmark(3) by more than 500 bps as managers benefited from low beta exposure. A top contributor within this strategy was Horseman Global Fund LP, which has been net short equities and long developed-market government bonds. Our

(1)	The adjusted NAV is representative of the NAV prior to the effect of the 3/31/16 transfer (see Note 5) and 3/31/16 redemptions.
(2)	HFRI ED: Distressed/Restructuring Index, -10.37%.
(3)	HFRI Equity Hedge (Total) Index, -4.56%.

macro book, representing 9.72% of NAV, was another top contributor to return (+17.76%) largely due to GG Macro, LP’s successful short position in energy and long positions in the Japanese yen and US Treasuries.

Despite these strong results, the Fund underperformed its benchmark by about 91 bps during the period largely due to its event-driven exposures (-9.02%)(4), representing 33.85% of NAV. Managers in the strategy have faced a number of temporary adverse factors including oversold conditions, a perceived association to energy and a lack of event triggers, which can be driven by idiosyncratic factors. However, during the past two quarters we have begun to see managers outperform and realize some of the embedded value in their portfolios. Managers have benefited from increased M&A activity, while pessimism and selling pressure from 2015 abated. In fact, the event-driven book’s strong recent results are the primary driver behind the Fund’s outperformance in the first quarter of 2016 versus its peers. SCS Hedged Opportunities Fund, LLC outpaced the benchmark by nearly 200 bps (-1.08% vs. -3.06%) during that time.

Positioning and Outlook

Broadly speaking, our hedge fund portfolio is designed with two key drivers to provide attractive absolute returns over the cycle that are not highly correlated to stocks and bonds. First, the core of the portfolio representing about 60% of assets is designed to deliver steady, diversified returns through credit, equity long/short and macro/relative value strategies. The beta of this portfolio to both equities and credit is low overall, though any one manager can have a long or short bias. The other 40% of the portfolio is in event-driven strategies and co-investments, which naturally have a long bias with the goal of providing periodic robust gains when catalysts occur. While our approach means we may not participate fully in rallies, and we may need to wait longer than we’d like for the catalysts to occur, it has allowed us to generate diversified return sources and help mitigate downside risks.

In unsettled environments we believe that our research approach, portfolio construction and risk management continue to lay the groundwork for delivering long-term outperformance while protecting capital from excessive market drawdowns. The reporting period was in many respects an anomaly, characterized by a steep correction, a sharp rally and the confluence of unique macroeconomic and market drivers. Risk assets moved in lockstep with oil prices, while the market has continued to feel the distortion of years of extraordinary monetary policy. In addition, managers with exposure to alternative beta risk factors such as growth, value, quality or size experienced significant performance challenges during the dramatic turnaround that started in mid-February. Nonetheless we maintain conviction in our managers’ ability over time to identify investment opportunities with asymmetric upside potential and embedded risk protections. Going forward, we see strong results from our core portfolio’s structured credit focus and low beta bias, with differentiated return sources and complementary managers who are realistically attuned to complex, sometimes choppy global markets. We also expect our event-driven managers in the near term will realize the hard catalysts embedded in their portfolios — which we believe will create significant value for our clients in a range-bound market environment.

If you wish to learn more about the Fund please do not hesitate to contact us. As always, we value and appreciate your continued support.

Sincerely

SCS Financial

(4)	HFRI Event-Driven (Total) Index, -5.71%.

Important Definitions and Disclosures

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guarantees and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for complete holdings information.

This material is not an invitation to subscribe for interests in the Fund and is by way of information only. Sales of interests shall be made on the basis of the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”) only and are not offered to any prospective investor who does not satisfy certain minimum financial and sophistication criteria, or in any jurisdiction in which such offer is not authorized.

An investment in alternative investments can be highly illiquid, is speculative and not suitable for all investors. Investing in alternative investments is only intended for experienced and sophisticated investors who are willing to bear the high economic risk associated with such an investment. Performance may be volatile and there is no guarantee or assurance that an investment in the Fund will achieve its investment objective.

Diversification does not assure a profit or protect against loss in a declining market.

Before making an investment decision, investors should consider the suitability of this investment with respect to their investment objectives and personal situation and consider factors such as-their personal net worth, income, age, risk tolerance and liquidity needs.

An investment in the Fund, and the underlying funds in which the Fund invests through its investment in the Master Fund (collectively, “Alternative Investment Funds”), involves risks, including the following:

•

Past performance of the Fund, as well as any Alternative Investment Fund in which it invests, is not indicative of future performance. The value of the Fund’s investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.

•

Investing in the Fund and the Alternative Investment Funds involves a significant degree of market risk. No assurance can be given that the strategy or strategies utilized by the Fund or an Alternative Investment Fund will be successful under any or all future market conditions. Changes in general economic conditions may affect the profitability of the Fund or an Alternative Investment Fund or specific strategies used by such funds.

•

An investment in an Alternative Investment Fund may be highly illiquid. Such funds are subject to lock up periods and restrictions on redemptions, including in some cases suspensions. In addition, there is no secondary market for the interests in Alternative Investment Funds, including the Fund, and none is expected to develop. There are substantial restrictions on transferring of the interests in the Fund.

•

Alternative Investment Funds generally are not subject to the same regulatory oversight as more conventional investment vehicles, such as mutual funds, and involve risks not associated with more conventional investments.

•

Due to the early life-cycle of some Alternative Investment Funds, such funds may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

•

The Fund and the Alternative Investment Funds in which it invests may be leveraged and may involve other speculative investment practices that may increase the risk of investment loss. Short selling for example involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited losses. In addition, investments in commodities contracts and all derivative instruments, including futures and options, involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact in the performance of the Fund or Alternative Investment Fund. The prices of such investments are highly volatile and they are subject to the risk of failure of any exchanges on which the positions trade or of a clearing house.

•	Investments in foreign securities involve greater risk, including currency risk, different accounting standards and are subject to political instability.

•	Neither the Fund, nor the Alternative Investment Funds in which they invest, are required to provide periodic pricing or valuation information to investors with respect to individual investments.

•

Because of the complex nature of Alternative Investment Funds’ investments, the distribution of tax information to investors may be subject to delays, which may result in the need to request an extension.

•

The Fund is subject to multiple layers of fees and expenses, which may offset trading profits. By investing in a fund-of-fund such as the Fund, an investor will indirectly bear his or her share of any fees and expenses charged by the underlying funds, in addition to the fees and expenses of the Fund. The Fund also bears its pro rate share of any fees or expenses incurred by the Master Fund.

Definitions

HFRI Fund of Funds Composite Index is an equal weighted, net of fee, index composed of approximately 800 fund of hedge funds. Performance of an overall market is affected by the size as well as performance of funds of hedge funds. An equal weighted index may remove the bias towards larger funds of hedge funds at the expense of underweighting their influence on the overall market.

MSCI ACWI —The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

Barclays US Aggregate Bond Index — The Barclays Capital US Aggregate Bond Index is a broad base index that is often used to represent investment grade bonds being traded in United States.

The HFRI Event Driven Distressed/Restructuring Index is an equal weighted index of hedge funds that pursue strategies focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings. Performance of an overall market is affected by the size as well as performance of funds of hedge funds. An equal weighted index may remove the bias towards larger funds of hedge funds at the expense of underweighting their influence on the overall market.

The HFRI Equity Hedge (Total) Index is an equal weighted index of hedge funds that pursue hedged equity strategies including long and short positions in equity and equity derivative securities. Performance of an overall market is affected by the size as well as performance of funds of hedge funds. An equal weighted index may remove the bias towards larger funds of hedge funds at the expense of underweighting their influence on the overall market.

The HFRI Event Driven (Total) Index is an equal weighted index of hedge funds that pursue strategies related to companies currently or prospectively involved in corporate transactions including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Performance of an overall market is affected by the size as well as performance of funds of hedge funds. An equal weighted index may remove the bias towards larger funds of hedge funds at the expense of underweighting their influence on the overall market.

The HFRI index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication.

An investment cannot be made directly in an index.

For a complete description of the investment objectives, risks (including additional risks related to certain potential Fund investments and/or strategies such as Margin Borrowing, Arbitrage, Swap Agreements, Call and Put Options and other Hedging Transactions), as well as conflicts of interest, fees and expenses associated with an investment in the Fund please review the relevant sections in the Fund’s Offering Memorandum which should be reviewed in its entirety prior to investment.

This document has been prepared solely for the use of the intended recipient (the “Recipient”). By accepting delivery of this presentation, each Recipient undertakes not to reproduce or distribute this presentation in whole or in part, nor to disclose any of its contents (except to professional advisors), without the prior written consent of SCS Financial Services, LLC (“SCS”). The information contained herein is proprietary and confidential and may contain commercial or financial information, trade secrets and/or intellectual property of SCS and/or its affiliates.

HOF000177 3/31/17

SCS Hedged Opportunities Fund, LLC

Statement of Assets & Liabilities

March 31, 2016

Assets
Investments in SCS Hedged Opportunities Master Fund, LLC, at fair value	$18,930,842
Receivable from SCS Hedged Opportunities Master Fund, LLC	1,508,759
Investment paid in advance	370,000

Total Assets	20,809,601

Liabilities
Redemption payable	1,480,735
Due to Master Fund	5,793
Capital subscriptions received in advance	370,000
Shareholder servicing fees payable	11,022
Accrued expenses and other liabilities	4,300

Total Liabilities	1,871,850

Net Assets	$18,937,751

Net Assets Consist of:
Paid in capital	$17,335,724
Accumulated net investment loss	(4,381,573)
Accumulated net realized gain on investments sold	4,325,103
Net unrealized appreciation on investments	1,658,497

Net Assets	$18,937,751

Net Asset Value, 689,193 shares issued (unlimited shares authorized, no par value)	$27.48

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Operations

For the Year Ended March 31, 2016

Investment Income
Interest income allocated from SCS Hedged Opportunities Master Fund, LLC	$439

Total Investment Income	439

Expenses
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC (Note 2)	639,679
Shareholder servicing fees	19,996
Printing and mailing expenses	16,397
Registration expenses	10,134
Legal fees	935
Tax expenses	1,670

Total Expenses	688,811

Recovery of previous waiver (Note 3)	21,840

Net Expenses	710,651

Net Investment Loss	(710,212)

Realized and Unrealized Gain (Loss) on Investments Allocated from SCS Hedged Opportunities Master Fund, LLC
Net realized gain on sale of investments	1,603,698
Net change in unrealized depreciation on investments	(3,344,927)

Net Loss from Investments Allocated from SCS Hedged Opportunities Master Fund, LLC	(1,741,229)

Net Decrease in Net Assets Resulting from Operations	$(2,451,441)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2016	Year ended March 31, 2015
Change in Net Assets Resulting from Operations
Net investment loss	$(710,212)	$(903,334)
Net realized gain on sale of investments	1,603,698	1,363,555
Net change in unrealized appreciation (depreciation) on investments	(3,344,927)	50,614

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,451,441)	510,835

Change in Net Assets Resulting from Capital Transactions Proceeds from shares sold	3,387,000	10,747,500
Payments for shares redeemed	(18,915,510)	(3,291,549)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(15,528,510)	7,455,951

Net Increase (Decrease) in Net Assets	$(17,979,951)	$7,966,786

Net Assets, Beginning of Year	$36,917,702	$28,950,916

Net Assets, End of Year	$18,937,751	$36,917,702

Accumulated Net Investment Loss	$(4,381,573)	$(3,671,361)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2016

Cash Flows from Operating Activities
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	$(3,280,126)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	9,330,124
Investments paid in advance	(370,000)
Expenses paid	(106,874)

Net Cash Provided by Operating Activities	5,573,124

Cash Flows from Financing Activities
Proceeds from subscriptions	3,387,000
Distributions for redemptions	(9,330,124)
Proceeds from advance subscriptions	370,000

Net Cash Used in Financing Activities	(5,573,124)

Net Decrease in Cash	—
Cash — Beginning of Year	—

Cash — End of Year	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(2,451,441)
Net decrease in advance subscriptions to investments	122,300
Net realized gain on investments	(1,603,698)
Net change in unrealized depreciation on investments	3,344,927
Net decrease in receivable from SCS Hedged Opportunities Master Fund, LLC	1,361,592
Net decrease in payable to Adviser	(42,374)
Net decrease in due to Master Fund	(128,719)
Net increase in shareholder servicing fees payable	2,172
Net increase in accrued expenses and other liabilities	4,300
Income allocated from SCS Hedged Opportunities Master Fund, LLC	(439)
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC	639,679
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	(3,643,707)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	7,968,532

Net Cash Provided by Operating Activities	5,573,124

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of $10,975,002 (See Note 5).

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Financial Highlights

	Year Ended March 31, 2016	Year ended March 31, 2015	Year ended March 31, 2014	Year ended March 31, 2013	Year ended March 31, 2012
Per Share Operating Performance
Beginning net asset value	$29.37	$28.87	$26.41	$25.45	$26.32
Income (Loss) From Investment Operations
Net investment loss(1)	(0.57)	(0.73)	(0.69)	(0.64)	(0.64)
Net gain (loss) from investments in Portfolio Funds	(1.32)	1.23	3.15	1.60	(0.23)

Total from Investment Operations	(1.89)	0.50	2.46	0.96	(0.87)

Ending Net Asset Value	$27.48	$29.37	$28.87	$26.41	$25.45

Total return(2)	(6.44)%	1.73%	9.31%	3.78%	(3.31)%
Supplemental Data and Ratios
Net assets, end of year	$18,937,751	$36,917,702	$28,950,916	$26,260,216	$38,753,180
Ratio of expenses to weighted average net assets before waivers	2.02%	2.54%	2.50%	2.63%	3.01%
Ratio of expenses to weighted average net assets after waivers	2.02%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment loss to weighted average net assets before waivers	(2.02)%	(2.54)%	(2.50)%	(2.63)%	(3.01)%
Ratio of net investment loss to weighted average net assets after waivers	(2.02)%	(2.50)%	(2.50)%	(2.50)%	(2.50)%

(1)	Calculated using average shares outstanding method.

(2)

During periods where expenses were being waived the total return of the fund would have been lower than reported. During periods where previously waived expenses had been recovered, the total return of the fund would have been higher than reported.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Notes to Financial Statements

March 31, 2016

1.	Organization

SCS Hedged Opportunities Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2016 was 84.82%.

The Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission and is an affiliate of the Fund.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Fund for its indirect investments in the Portfolio Funds are not included in the Fund’s Statement of Operations or Financial Highlights.

C. Investments in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of March 31, 2016. Valuation of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its portion of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

D. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

E. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such individual’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2016, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

F. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV as a practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV as a practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Fund elected to adopt ASU 2015-07 as of and for the year ended March 31, 2016. Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within the notes to the Master Fund’s financial statements.

3.	Agreements and Related Party Transactions

Management — The Fund and the Master Fund each have entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 0.50% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). Under the terms of the Expense Limitation Agreement, taxes of the Fund are not contractually required to be included in operating expenses subject to limitation. During the year ended March 31, 2016, the Adviser has voluntarily included taxes paid by the Fund in the amount of $1,670 in the operating expenses subject to limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts. Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until June 30, 2017 but can be extended with further Board approval. For the years ended March 31, 2014, 2015, and 2016, the Adviser waived expenses in the amount of $0, $12,873 and $0, respectively. During the years ended March 31, 2014, 2015 and 2016, the Adviser recouped previously waived expenses in the amount of $275,740, $213,262 and $21,840, respectively. As of March 31, 2016, the Adviser recouped all previously waived expenses subject to recovery.

Administration — The Fund and the Master Fund have engaged U.S. Bancorp Fund Services, LLC to serve as its administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the excess balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

Custodian — The Fund and the Master Fund have engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

Shareholder Servicing Fees — The Fund (and not the Master Fund) will pay shareholder servicing fees to financial intermediaries and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers (Investor Service Providers). Shareholder servicing fees are accrued monthly at an annual rate not to exceed 0.35% of the Fund’s net assets. Not all shareholders utilize Investor Service Providers to invest in the Fund. The Fund’s accruals are adjusted to the extent the actual expenses paid for shareholder servicing fees are less than 0.35% of the Fund’s net assets. For the year ended March 31, 2016, the Fund incurred $19,996 in shareholder serving fees and $11,022 remains at March 31, 2016.

4.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing each of the Fund’s and the Master Fund’s investment program and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Directors who are not employed by the Adviser are each paid (in the aggregate) by the Fund and the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings and $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Fund and the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. Two of the Directors are employees of the Adviser and receive no compensation from the Fund or Master Fund for serving as Directors.

All of the Officers of the Fund and Master Fund are affiliated with the Adviser. Such Officers receive no compensation from the Fund or Master Fund for serving in their respective roles except as described above. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

5.	Shareholder Transactions

No shareholder will have the right to require the Fund to repurchase shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter. The minimum initial investment required is $25,000.

The Fund had 689,193 shares outstanding at March 31, 2016. The Fund issued 117,392 shares through shareholder subscriptions and repurchased 685,199 shares through shareholder redemptions during the year ended March 31, 2016. The Fund has issued 366,094 shares through shareholder subscriptions and repurchased 112,018 shares through shareholder redemptions during the year ended March 31, 2015. Investors who redeem out their full position in the Fund could be subject to a holdback. Any holdbacks will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements.

On March 31, 2016, an investor redeemed out of the Fund in the amount of $10,975,002 and reinvested this amount into the SCS Hedged Opportunities (TE) Fund, LLC on April 1, 2016.

As of March 31, 2016, no shareholder owned more than 10% of the outstanding shares of the Fund. As of March 31, 2016, the Adviser had investment discretion of 72.60% of the outstanding shares of the Fund.

6.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. A majority of the Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment. Other investments in Portfolio Funds are deemed illiquid.

7.	Fair Value of Financial Instruments

The Fund invests substantially all of its assets in the Master Fund. Fair value of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements as of March 31, 2016, in its annual report.

8.	Subsequent Events

The Fund has evaluated all subsequent events through May 31, 2016, the date these financial statements were issued. The Fund issued a tender offer on March 22, 2016. Shareholder tenders amounted to approximately $943,000, redeemable at the June 30, 2016 net asset value, payable on July 1, 2016. The Fund received subscriptions in the amounts of $370,000 and $120,000 as of April 1, 2016 and May 1, 2016, respectively.

The Fund has not identified any subsequent events requiring financial statement disclosure as of May 31, 2016.

SCS Hedged Opportunities Fund, LLC

Report of Independent Registered Public Accountants

To the Board of Directors and Shareholders of SCS Hedged Opportunities Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the SCS Hedged Opportunities Fund, LLC (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts

May 31, 2016

SCS Hedged Opportunities Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and Master Fund and information regarding how the Fund and Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Master Fund, LLC

Investment Strategy Allocation

As of March 31, 2016 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2016

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN INVESTMENT COMPANIES — 7.88%[a]
Macro — Trend Following — 7.88%[a]
Credit Suisse Managed Futures — Class I	$1,750,000	$1,759,383	n/a	Daily	n/a

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $1,750,000)		1,759,383

INVESTMENTS IN PORTFOLIO FUNDS* — 139.60%[a]
Credit — ABS — 6.97%[a]
Perella Weinberg Partners Asset Based Value Fund LPc	1,142,490	1,555,319	6/30/2016	Quarterly	90

Credit — Stressed Debt — 0.04%[a]
Serengeti Multi-Series LLC — Series E, Sub-Series 1	10,687	8,493	12/31/2016	Annually	87

Credit — Insurance — 0.05%[a]
Serengeti Multi-Series LLC — Series E, Sub-Series 2	8,988	10,392	n/a	Illiquid	n/a

Credit — RMBS — 15.61%[a]
AG Mortgage Value Partners, L.P.	2,475,452	3,483,885	6/30/2016	Quarterly	90

Credit — Structured Credit — 30.16%[a]
AG SCS Fund, L.P.	950,000	855,860	n/a	Illiquid	n/a
Serengeti Lycaon Partners LP	2,040,355	3,616,429	6/30/2016	Annually	87
Serengeti Multi-Series LLC — Series E, Sub-Series 4	118,357	193,725	n/a	Illiquid	n/a
Serengeti Multi-Series LLC — Series E, Sub-Series 7	310,736	355,262	n/a	Illiquid	n/a
West Face Credit Opportunities (USA) L.P.	1,238,854	1,710,939	6/30/2016	Quarterly	90

		6,732,215

Equity Long/Short — Global — 11.50%[a]
Horseman Global Fund, LP	2,100,000	2,204,873	6/30/2016	Monthly	90
Passport Global Strategies III Ltd.[d]	30,406	647	n/a	Illiquid	n/a
Serengeti Multi-Series LLC — Series E, Sub-Series Equities	609,800	362,211	6/30/2016	Annually	87

		2,567,731

Equity Long/Short — Sector — 11.78%[a]
Altimeter Partners Fund, L.P.	1,660,458	2,629,370	6/30/2016	Semi-Annually	60

Event Driven — Hedged — 1.20%[a]
Riva Prima Fund, LP	502,230	268,109	9/30/2016	Monthly	30

Event Driven — Merger/Arbitrage — 4.81%[a]
Jet Capital Select Opportunities Fund, LP	1,217,173	1,074,458	4/30/2016	Monthly	30

Event Driven — Multi-Strategy — 10.07%[a]
Fortress Centaurus Global Fund, LP	2,000,000	2,002,261	5/31/2016	Monthly	60
Serengeti Multi-Series LLC — Series E, Sub-Series 6	231,261	245,786	12/31/2016	Annually	87

		2,248,047

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

March 31, 2016 — (continued)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
Event Driven — Regional Specialist — 28.40%[a]
Tyrus Capital Opportunities Fund, L.P.	$ 2,773,199	$ 3,082,589	6/30/2016	Quarterly	90
West Face Long Term Opportunities (USA) Limited Partnership	3,760,617	3,256,185	6/30/2016	Quarterly	90

		6,338,774

Macro — Discretionary — 7.39%[a]
GG Macro, L.P.	1,483,382	1,648,879	4/30/2016	Monthly	15

Multi-Strategy — Event Driven — 11.62%[a]
Eton Park Fund, L.P.	5,523	6,894	n/a	Illiquid	n/a
Serengeti Opportunities Partners, LP	882,588	1,185,037	9/30/2016	Semi-Annually	87
Serengeti Opportunities Partners, LP — Class G	1,301,444	1,400,857	6/30/2016	Quarterly	87

		2,592,788

TOTAL INVESTMENTS IN PORTFOLIO FUNDS (Cost $26,854,000)		31,158,460

	Shares
SHORT TERM INVESTMENT — 8.79%[a]
First American U.S. Treasury Money Market Fund — Class Z, 0.13%[e]	1,961,281	1,961,281

TOTAL SHORT TERM INVESTMENTS (Cost $1,961,281)		1,961,281

Total Investments (Cost $30,565,281) — 156.27%[a]		34,879,124
Liabilities in Excess of Other Assets — (56.27%)[a]		(12,559,120)

TOTAL NET ASSETS — 100.00%[a]		$22,320,004

Footnotes

*	Non-income producing.

[a]	Percentages are stated as a percent of net assets.

[b]

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2016 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[c]	Fund is currently restructuring which may change the liquidity terms of the holding.

[d]	Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.

[e]	Rate reported is the 7-day current yield as of March 31, 2016.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

March 31, 2016

Assets
Investments in Investment Companies, at fair value (cost $1,750,000)	$1,759,383
Investments in Portfolio Funds, at fair value (cost $26,854,000) (Note 2)	31,158,460
Short term investment (cost $1,961,281)	1,961,281
Receivable for investments sold	1,083,988
Prepaid expenses	25,480
Other receivables	13,282

Total Assets	36,001,874

Liabilities
Investment advisory fee payable (Note 4)	28,886
Redemptions payable	2,071,238
Capital subscriptions received in advance	11,348,246
Directors fee payable (Note 5)	36,000
Audit and tax return fee payable	155,104
Accrued expenses and other liabilities	42,396

Total Liabilities	13,681,870

Net Assets	$22,320,004

Net Assets Consist of:
Paid in capital	$18,336,062
Accumulated net investment loss	(5,994,235)
Accumulated net realized gains	5,664,334
Net unrealized appreciation on investments	4,313,843

Net Assets	$22,320,004

Net Asset Value, 823,673 shares issued (unlimited shares authorized, no par value)	$27.10

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Operations

For the Year Ended March 31, 2016

Investment Income
Interest income	$491

Total Investment Income	491

Expenses
Investment advisory fees (Note 4)	202,084
Audit and tax return fees	186,508
Directors' fees (Note 5)	126,000
Portfolio accounting and administration fees (Note 4)	76,116
Legal fees	60,779
Insurance expense	51,765
Tax expense	29,261
Registration fees	5,089
Custody fees	5,000
Transfer agent fees and expenses	5,000
Other expenses	16,842

Total Expenses	764,444

Net Investment Loss	(763,953)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of investments	$1,803,363
Net change in unrealized depreciation on investments	(3,809,490)

Net Loss from Investments	(2,006,127)

Net Decrease in Net Assets Resulting from Operations	$(2,770,080)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2016	Year Ended March 31, 2015
Change in Net Assets Resulting from Operations
Net investment loss	$(763,953)	$(815,009)
Net realized gain	1,803,363	1,514,274
Net change in unrealized appreciation (depreciation) on investments	(3,809,490)	328,748

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,770,080)	1,028,013

Change in Net Assets Resulting from Capital Transactions (Note 6)
Proceeds from shares sold	3,377,984	10,490,549
Payments for shares redeemed	(21,305,921)	(9,178,982)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(17,927,937)	1,311,567

Net Increase (Decrease) in Net Assets	$(20,698,017)	$2,339,580

Net Assets, Beginning of Year	$43,018,021	$40,678,441

Net Assets, End of Year	$22,320,004	$43,018,021

Accumulated Net Investment Loss	$(5,994,235)	$(5,230,282)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2016

Cash Flows from Operating Activities
Investment income received	$491
Purchases of Portfolio Funds	(7,008,952)
Purchases of investment companies	(1,750,000)
Sales of Portfolio Funds	17,472,986
Sales of short term investments, net	1,232,425
Expenses paid	(751,517)

Net Cash Provided by Operating Activities	9,195,433

Cash Flows from Financing Activities
Proceeds from subscriptions	2,844,301
Distributions for redemptions	(12,912,978)
Proceeds from advance subscriptions	373,244

Net Used in Financing Activities	(9,695,433)

Net Decrease in Cash	(500,000)
Cash — Beginning of Year	500,000

Cash — End of Year	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(2,770,080)
Net realized gain on investments	(1,803,363)
Net change in unrealized depreciation on investments	3,809,490
Net decrease in investments paid in advance	200,000
Net decrease in prepaid expenses	1,470
Net decrease in investment advisory fees payable	(8,939)
Net increase in accrued expenses and other liabilities	20,396
Purchases of Portfolio Funds	(7,208,952)
Purchases of investment companies	(1,750,000)
Sales of Portfolio Funds	17,472,986
Sales of short term investments, net	1,232,425

Net Cash Provided by Operating Activities	$9,195,433

Supplemental disclosure of cash flow information:
Non-cash operating activities not included herein consist of transfer in-kind of $500,009.
Non-cash financing activities not included herein consist of $10,975,002 (See Note 9).

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Financial Highlights

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per Share Operating Performance
Beginning net asset value	$28.95	$28.26	$25.67	$24.66	$25.53
Income (Loss) From Investment Operations
Net investment loss(1)	(0.53)	(0.52)	(0.46)	(0.54)	(0.62)
Net gain (loss) from investments	(1.32)	1.21	3.05	1.55	(0.25)

Total from Investment Operations	(1.85)	0.69	2.59	1.01	(0.87)

Ending Net Asset Value	$27.10	$28.95	$28.26	$25.67	$24.66

Total return	(6.39)%	2.44%	10.09%	4.10%	(3.41)%
Supplemental Data and Ratios
Net assets, end of year	$22,320,004	$43,018,021	$40,678,441	$48,640,438	$61,049,766
Ratio of expenses to weighted average net assets(2)	1.89%	1.82%	1.70%	2.19%	2.51%
Ratio of net investment loss to weighted average net assets(2)	(1.89)%	(1.82)%	(1.70)%	(2.19)%	(2.51)%
Portfolio turnover rate(3)	23.11%	28.15%	26.86%	20.04%	17.56%

(1)	Calculated using average shares outstanding method.

(2)	Ratios do not reflect the Fund's proportionate share of the income and expenses of the Portfolio Funds or Investment Companies.

(3)	Excludes non-cash transfers.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Notes to Financial Statements

March 31, 2016

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”), pursues its investment objective by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objective by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”), pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the 1940 Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission and is an affiliate of the Fund.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.” The following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Transactions and Fund Expenses

Purchases and sales of investments are accounted for on a trade date basis. For Portfolio Funds that are reported on a unitized basis, realized gains and losses are determined based on the specific identification method. For Portfolio Funds that are not reported on a unitized basis, realized gains and losses are calculated based on percentage of capital redeemed from the respective fund.

The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. The Master Fund indirectly bears its portion of the expenses of the Portfolio Funds. Therefore, the Portfolio Funds’ expenses are not included in the Master Fund’s Statement of Operations or Financial Highlights.

C. Investments in Portfolio Funds

In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Master Fund has the ability to liquidate a majority of its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds charge annual management fees ranging from 0.75% to 2% of a Portfolio Fund’s partners’ capital/members’ equity. The Portfolio Funds also charge performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund’s partnership agreement or other similar offering document.

The Portfolio Funds in which the Master Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, Eton Park Fund, L.P. and Passport Global Strategies III Ltd. are residual illiquid positions from full fund redemptions, Serengeti Multi-Series LLC — Series E has illiquid share classes (Sub-Series 2, 4, and 7) that are expected to self-liquidate at varying intervals, AG SCS Fund, L.P. is illiquid, and Perella Weinberg Partners Asset Based Value Fund, L.P. is currently restructuring and liquidity terms may change.

D. Investment Valuation

The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; and/or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

Short term investments and investment companies are valued at closing net asset value.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of March 31, 2016, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

G. Indemnifications

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV as a practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV as a practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Fund elected to adopt ASU 2015-07 as of and for the year ended March 31, 2016. Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within Note 8.

3.	Investment Transactions

For the year ended March 31, 2016, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds and investment companies in the amount of $8,958,952 and $15,709,340 (excluding short-term securities, in-kinds, and return of capital distributions), respectively.

During the year ended March 31, 2016, the Fund transferred 176,072 shares of Globalstar, Inc. in exchange for an interest in Riva Prima Fund, LP. There was no realized gain/loss recognized in this transaction.

4.	Agreements and Related Party Transactions

Management — The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 0.50% of the Master Fund’s net assets.

Administration — The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the excess balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

Custodian — The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

5.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Funds and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Directors who are not employed by the Adviser are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings and $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles except as noted above. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

The Master Fund from time to time may offer to repurchase shares pursuant to written tenders by investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase interests or portions thereof from investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase interests from investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 823,673 shares outstanding at March 31, 2016. The Master Fund issued 118,669 shares through shareholder subscriptions and repurchased 781,029 shares through shareholder redemptions during the year ended March 31, 2016. The Master Fund issued 364,283 shares through shareholder subscriptions and repurchased 317,455 shares through shareholder redemptions during the year ended March 31, 2015.

As of March 31, 2016 the Feeder Fund and TE Feeder Fund owned 84.82% and 15.18% of the outstanding shares of the Master Fund, respectively.

7.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. A majority of the Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment. Other investments in Portfolio Funds are deemed illiquid.

8.	Fair Value of Financial Instruments

The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

As of March 31, 2016, short term investments valued at $1,961,281 and investment companies valued at $1,759,383 are classified as Level 1 in the fair value hierarchy. Portfolio Funds that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value of the investment companies at March 31, 2016 is $31,158,460.

During the year ended March 31, 2016, there were no transfers between Level 1, Level 2 or Level 3.

9.	Subsequent Events

The Fund has evaluated all subsequent events through May 31, 2016, the date these financial statements were issued. The Fund issued a tender offer on March 22, 2016. Shareholder tenders amounted to approximately $1,076,000, redeemable at the June 30, 2016 net asset value, payable on July 1, 2016. On March 31, 2016, an investor redeemed out of the Feeder Fund in the amount of $10,975,002 and reinvested this amount into the Offshore Feeder Fund on April 1, 2016. The Fund also received additional subscriptions of $370,000 and $120,000 as of April 1, 2016 and May 1, 2016, respectively.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of May 31, 2016.

SCS Hedged Opportunities Master Fund, LLC

Report of Independent Registered Public Accountants

To the Board of Directors and Shareholders of SCS Hedged Opportunities Master Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the SCS Hedged Opportunities Master Fund, LLC (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts

May 31, 2016

SCS Hedged Opportunities Master Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Master Fund’s confidential Offering Memorandum includes additional information about the Master Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Master Fund, LLC

Approval of Investment Management Agreement

SCS Capital Management, LLC (the “Adviser”) serves as the investment adviser to SCS Hedged Opportunities Fund, LLC (the “Fund”) pursuant to an Investment Advisory Agreement between the Adviser and the Fund. The Adviser also serves as the investment adviser to SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”). In order for the Adviser to remain the investment adviser of the Fund and the Master Fund, the Directors of the Fund and the Master Fund, respectively, must determine annually whether to continue the Investment Advisory Agreement. At a meeting held on March 4, 2016, based on their evaluation of the information provided by the Adviser, the Directors, including the independent Directors voting separately, unanimously approved the continuation of each Investment Advisory Agreement for another year.

In determining to approve the continuation of Investment Advisory Agreements, the Directors considered a number of factors as outlined below. The Directors did not identify any single factor as controlling. The Directors evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each of the Fund and the Master Fund. They also took into account the common interests of the Fund and the Master Fund in their review.

Nature, Quality and Extent of Services Provided

In considering the nature, extent and quality of the services provided by the Adviser under each Investment Advisory Agreement, the Board considered the terms of the Investment Advisory Agreement and reviewed information provided by the Adviser relating to its operations and personnel. The Directors noted that the Fund invests substantially all of its assets in the Master Fund. The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund and the Master Fund gained from their experience as directors of the Fund and the Master Fund and noted the expectations of the shareholders who had invested in the Fund. The Board considered that the Adviser provides day-to-day management of the Fund and the Master Fund’s portfolio of investments, including researching, performing due diligence on and selecting the underlying funds in which the Master Fund invests; allocating the Master Fund’s assets among, and monitoring the performance of, the underlying funds, evaluating the risk exposure of the underlying funds and the reputation and experience of the investment managers of the underlying funds; and managing short term cash of the Fund and the Master Fund.

The Board considered the Adviser’s resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as the Adviser’s investment approach and research process.

The Board also reviewed the nature and extent of the non-advisory, administrative services provided to the Fund and the Master Fund under the Investment Advisory Agreements. It was noted that the Adviser supervises and monitors the performance of the Fund’s and the Master Fund’s service providers and provides the Fund and the Master Fund with personnel (including officers) and office facilities as are necessary for the operations of the Fund and the Master Fund. It also was noted that the Adviser pays all of the compensation of Messrs. Mattoon and McCuine, both interested Directors of each of the Fund and the Master Fund, and the Fund’s and Master Fund’s officers. The Board noted that the Adviser assisted the Fund and the Master Fund in meeting legal and regulatory requirements and considered, among other things, the Adviser’s compliance program.

Taking all of the foregoing into account, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to each of the Fund and the Master Fund under the Investment Advisory Agreements.

Investment Results

The Board reviewed the performance of each of the Fund and the Master Fund compared to its benchmark, the HFRI Fund of Funds Composite Index. The Directors considered that each of the Fund and the Master Fund outperformed its benchmark year-to-date through January 31, 2016 (based on preliminary results). They also considered that the performance of each of the Fund and the Master Fund lagged the performance of its benchmark for the one year period ended January 31, 2016 and since inception (based on average annual and cumulative returns). The Directors also considered that the three-year average and five-year average annual returns of the Fund and the Master Fund (as of January 31, 2016) lagged the three-year average and five-year average annual returns of the benchmark for the same period. The Adviser and the Directors reviewed the performance of the Master Fund’s investments and the Adviser’s investment strategy with respect to the Master Fund. The Directors also reviewed with the Adviser various exposure, performance and risk statistics related to the Master Fund’s portfolio as of January 31, 2016. The Directors considered reasons for the underperformance of each of the Fund and the Master Fund relative to its benchmark, including market conditions, and the steps taken by the Adviser in an effort to improve performance. These considerations were factored into the Directors’ decision to renew each Fund’s advisory agreement.

Fees and Other Expenses

The Directors considered the advisory fees paid by each of the Fund and the Master Fund. The Directors considered (i) the level of the advisory fee versus six comparable funds (as determined by the Adviser) and other funds and accounts managed by the Adviser and (ii) the total expense ratio of each of the Fund and the Master Fund as compared to six comparable funds (as determined by the Adviser). The Directors considered the methodology used by the Adviser in determining which funds to include in the peer comparison.

The Directors considered that, so long as substantially all of the Fund’s assets are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Directors noted, however, that the Fund does bear its proportionate percentage of the advisory fee paid to the Adviser by the Master Fund. The Directors considered that the Master Fund’s advisory fee was less than the average and median advisory fees of the comparable funds. The Directors also received information regarding the fees that the Adviser charges its other clients and considered the differences in services provided to these other clients. The materials showed that the fee rates charged by the Adviser to the Fund and the Master Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by the Adviser’s other clients.

The Directors also reviewed the total expense ratios of the Fund and the Master Fund as compared to the gross and net total expense ratios of six comparable funds (as determined by the Adviser). The Directors considered the small size of the Fund and the Master Fund as compared to some of their peers. They also considered the impact of the expense ratios of the underlying portfolios on the expense ratios of the Fund and the Master Fund. The Directors concluded that the advisory fee payable by each of the Fund and the Master Fund was reasonable in relation to the nature and quality of services provided by the Adviser to the Fund and the Master Fund, respectively.

Costs of Services Provided and Profitability

The Directors reviewed information concerning the costs of services provided to each of the Fund and the Master Fund by the Adviser, and the profitability to the Adviser of its investment advisory relationship with the Fund and the Master Fund, along with a description of the methodology used by the Adviser in preparing the profitability information. The Directors determined that its review of the Adviser’s analysis of its profitability supported the Directors’ decision to approve the renewal of each Investment Advisory Agreement.

Fall-Out Benefits

The Directors considered other benefits to the Adviser derived from its relationship to the Fund and the Master Fund. The Directors noted that none of the Adviser or any of its affiliates receive any fees other than advisory fees for providing services to the Fund, the Master Fund or the other feeder fund that invests in the Master Fund. The Directors considered the intangible benefits to the Adviser by virtue of its relationship with the Fund, the Master Fund and the other feeder fund that invests in the Master Fund. The Directors concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the Adviser and each of the Fund and the Master Fund.

Economies of Scale

The Directors considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund and the Master Fund. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund and the Master Fund, and not only in respect of the Fund or the Master Fund. The Directors recognized that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by the Adviser in research and analytical capabilities and the Adviser’s commitment and resource allocation to each of the Fund and the Master Fund. The Directors noted that the advisory fee schedule for each of the Fund and the Master Fund did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for the Fund and the Master Fund was acceptable given the fees previously waived by the Adviser in respect of the Fund and the Master Fund and the current size of the Fund and the Master Fund.

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Master Fund, LLC

Directors and Officers (Unaudited)

March 31, 2016

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Independent Directors

Edmond D. Villani (Born 1947) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trustee- ships Held”	4	Director of Cohen & Steers, Inc. since August 2004; Trustee of the Colonial Williamsburg Foundation from December 2002 until December 2015; Chairman of Fundamental Holdings Ltd. and Fundamental Corporate Credit Ltd. since September 2013; Trustee of Georgetown University from 2002 until June 2009.

Peter A. Lombard (Born 1956) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trustee- ships Held”	4	Managing Director of Piper Jaffray & Co., an investment bank, since June 2008; Managing Director of Jefferies & Co., Inc., an investment bank, until June 2008; Board member of Boston Philharmonic from September 2010 until September 2014; Vice Chairman of the Foundation Board of Massachusetts College of Art and Design until June 2012.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Interested Directors and Officer

James F. Orr III (Born 1943) One Winthrop Square 4th Floor Boston, MA 02110	Director	Indefinite Comencement of operations to present	See “Other Directorships/Trustee-ships Held”	4	Trustee and Board chair of the Rockefeller Foundation until December 2010; Trustee of Villanova University until December 2010; Trustee of the Community Foundation of Palm Beach since 2004; Trustee of Martin Health System since January 2009; Advisory Board member of Massachusetts General Hospital since June 2008; Director of American International Group, Inc. from May 2006 to June 2009.

Peter H. Mattoon (Born 1961) One Winthrop Square 4th Floor Boston, MA 02110	Chairman, Director, President, and Chief Executive Officer	Indefinite Comencement of operations to present	Chairman and Chief Executive Officer of SCS Financial Services, LLC since November 2002.	4	Director of Nucleus Scientific since May 2010; Trustee of Concord Academy since September 2011; Director of Teach Green Foundation since January 2007; Director of TB12 since January 2014; Director of USJ Co., LTD since May 2015.

Joseph E. McCuine (Born 1967) One Winthrop Square 4th Floor Boston, MA 02110	Director, Vice President, and Chief Financial Officer	Indefinite Comencement of operations to present	Chief Operating Officer of SCS Financial Services, LLC since February 2006.	4	N/A

Officers

Stephen Goff (Born 1968) One Winthrop Square 4th Floor Boston, MA 02110	Secretary and Chief Compliance Officer	Indefinite Comencement of operations to present	Chief Compliance Officer and Director of Operations of SCS Financial Services, LLC since June 2009; Senior Vice President of Investment Operations of Putnam Investments from November 2000 until February 2009.	N/A	N/A

SCS Hedged Opportunities Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Privacy Notice

As an investor (“Investor”) in SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC or SCS Hedged Opportunities Master Fund, LLC (the “Funds”), you are entitled to know how we protect your nonpublic personal information and how we limit its disclosure. This privacy policy applies to individuals and institutions who are Investors, or have been Investors in the past. This privacy policy describes our policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other information about you.

Information We Collect

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on your investor information forms, account opening forms, subscription agreements, or other forms. This information includes, for example, your name, address, social security number, assets and income.

Information We Disclose

We do not disclose your nonpublic personal information to anyone, except as permitted or required by law. This means, most importantly, that we do not sell Investor information — whether it is your personal information or the fact that you are an Investor in the Funds — to anyone. Instead, we use your information primarily to complete transactions that you request. Here are the details:

•	To implement your wealth management plan, including the selection of investment managers, it may be necessary to provide identifying information to nonaffiliated third parties.

•

In certain instances, we may contract with nonaffiliated third parties to perform services for us and, where necessary, disclose your information (described above) to them. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. Further, we require these third parties to treat your nonpublic information confidentially.

•

Finally, we will release your nonpublic information if you direct us to do so, if we are required by law to do so or in other limited circumstances permitted by law — for example, to protect your account from fraud.

What Happens If You Close Your Account

If you decide to close your account(s), we will adhere to the privacy policies and procedures described in this notice.

Who Has Access to Your Personal Information

We restrict access to your nonpublic personal information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

We Will Keep You Informed

This publication replaces all previous statements of our privacy policy. As required by law, we will notify you annually of our privacy policy. We reserve the right to modify this policy at any time and will keep you informed of changes.

SCS HEDGED OPPORTUNITIES FUND, LLC

BOARD OF DIRECTORS

Peter Mattoon*, Chairman of the Board

Peter Lombard, Independent Director

James Orr, Interested Director

Edmond Villani, Independent Director

Joseph McCuine*, Interested Director

OFFICERS

Peter Mattoon*, President & Chief Executive Officer

Joseph McCuine*, Vice President & Chief Financial Officer

Stephen Goff*, Secretary & Chief Compliance Officer

INVESTMENT ADVISER

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S

Milwaukee, WI 53202

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

101 Seaport Boulevard, Suite 500

Boston, MA 02210

*	Employed by SCS Capital Management, LLC

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (617)-204-6400

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Peter Lombard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2016	FYE 03/31/2015
Audit Fees	$13,670	$13,275
Audit-Related Fees	$0	$0
Tax Fees	$26,200	$34,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2016	FYE 03/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2016	FYE 03/31/2015
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Proxy Voting Policy is as follows:

The Fund invests substantially all of its assets in the Master Fund, which is a fund of funds that invests primarily in portfolio funds which have investors other than the Master Fund. The Master Fund may invest a majority of its assets in non-voting securities of portfolio funds.

The Fund and the Master Fund have delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the proxies in accordance with the Adviser‘s proxy voting guidelines and procedures. However, portfolio funds typically do not submit matters to investors for vote. If a portfolio fund submits a matter to the Master Fund for vote (and the Master Fund holds voting interests in the portfolio fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Master Fund and in accordance with the following proxy voting guidelines (the ”Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser‘s goal is to act prudently, solely in the best interest of the Fund.

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•	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize Investor values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management‘s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser‘s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	The Adviser‘s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee‘s personal relationships and due to special circumstances that may arise during the conduct of the Adviser‘s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•	Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser‘s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Adviser‘s Chief Compliance Officer works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund‘s Board and obtaining the consent from Fund‘s Board before voting;

•	engaging another party on behalf of the client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information is presented as of March 31, 2016.

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Kenneth Minklei has primary portfolio management responsibility of the Fund and the Master Fund. Mr. Minklei is the Co-Chief Investment Officer of the Adviser and has been with the Adviser since 2005. Mr. Minklei has been the portfolio manager of the registrant since inception of the Fund.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of March 31, 2016.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kenneth Minklei
Registered investment companies	3	$22,320,004	0	$0
Other pooled investment vehicles	9	$2,334,823,441	6	$2,206,304,838
Other accounts	1	$361,201,210	1	$361,201,210

Potential Conflicts of Interest Involving the Portfolio Manager

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Fund and the Master Fund do not believe that any material conflicts are likely to arise out of the portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, in the event a portfolio fund in which the Master Fund seeks to invest has limited investment capacity, if the Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the portfolio fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. In order to handle this potential conflict, the Adviser and its affiliates will assess a variety of factors, including but not limited to; 1) current asset allocation of the portfolios, 2) current exposures of the portfolios and 3) impact of the proposed investment to the target portfolio. After taking into consideration these and other factors, the Adviser will allocate the new investment to the respective portfolios in a prudent and equitable manner.

•	Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in a portfolio fund are placed. If a portfolio manager determines that a particular portfolio fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the portfolio fund is otherwise no longer a desirable investment, but that portfolio fund imposes restrictions as to the amount it can or will redeem, the Adviser may not be able to redeem the desired amount as to each client. If the

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portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in a portfolio fund for more than one account, the policies of the Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions permitted under the Adviser’s policies, including those described below.

•	A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the portfolio managers. The Adviser receives performance fees with respect to several accounts and funds other than the Fund. As noted above, however, the Adviser has policies designed to seek and result in equitable treatment of accounts and funds, regardless of differing fee arrangements.

•	A portfolio manager might also seek to favor an account: a) if the portfolio manager has a beneficial interest in the account, b) in order to benefit a large client or c) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser closely monitors any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, the Adviser monitors dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(3)	The following compensation information is presented as of March 31, 2016.

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser, respectively. This is achieved, among other means, through incentive payments based in part upon the Adviser’s financial performance.

Compensation arrangements of the Adviser’s investment professionals are determined on the basis of the Fund’s portfolio management team’s overall services to the Adviser and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the portfolio managers is currently comprised of the following basic components: Base Salary, Annual Bonus Plan, and

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Equity Awards. The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation.

•	Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual.

•	Equity Awards. Investment professionals are eligible for equity awards based upon individual performance. These equity awards are comprised of restricted stock in SCS Financial and are the basis of the Adviser’s long term employee retention plan. If an investment professional decides to leave the Adviser at anytime, he/she puts a significant portion of his/her equity value at risk.

(4)	The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of March 31, 2016:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Kenneth Minklei	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month#1 10/01/15-10/31/15	0	0	0	0
Month#2 11/01/15-11/30/15	0	0	0	0
Month#3 12/01/15-12/31/15*	86,765	$27.74	86,765	$5,235,000
Month#4 01/01/16-01/31/16	0	0	0	0
Month#5 02/01/16-02/29/16	0	0	0	0
Month#6 03/01/16-03/31/16^	453,968	$27.44	453,968	$15,961,000
Total	540,733	$27.49	540,733	$21,196,000

*	The Fund issued a tender offer on September 21, 2015. The tender offer enabled up to $5,235,000 to be redeemed by shareholders. The tendered shares were paid out at the December 31, 2015 net asset value per share.
^	The Fund issued a tender offer on December 18, 2015. The tender offer enabled up to $15,961,000 to be redeemed by shareholders. The tendered shares were paid out at the March 31, 2016 net asset value per share.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c -1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes -Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SCS Hedged Opportunities Fund, LLC

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date	June 08, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date	June 08, 2016

By (Signature and Title)	/s/ Joseph E. McCuine
Joseph E. McCuine, Chief Financial Officer

Date	June 08, 2016

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